UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2004
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer I.D. No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000

Item 5. Other Events and Regulation FD Disclosure.

The following statement was released by Caterpillar Inc. on April 15, 2004. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

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                                            April 15, 2004

FOR IMMEDIATE RELEASE

Caterpillar Announces New Officer Appointments,
Additions and Changes to Officer Team

PEORIA, Ill. - Caterpillar Inc. (NYSE: CAT) announced today the retirement of two officers, the election of a new group president, the appointment of three new vice presidents and changes in responsibility for three existing vice presidents.

"Caterpillar has a long tradition of developing and recognizing strong leaders throughout the company," commented Jim Owens, Caterpillar chairman and CEO. "With these appointments, Caterpillar builds on the strong global experience of its management team, as well as diversity of backgrounds and expertise."

Thompson, Ings to Retire

Caterpillar Group President Richard L. Thompson has announced that he will retire effective July 1. Thompson has administrative responsibility for Caterpillar's gas turbine and reciprocating engine businesses as well as corporate research and development activities. Thompson began his career with Caterpillar in 1983 as vice president of Customer Services at Solar Turbines Incorporated, a wholly owned subsidiary of Caterpillar located in San Diego, California. He served as president of Solar Turbines and as vice president of Caterpillar's Engine Division before being elected to his current position in 1995. Thompson will reach the company's mandatory retirement age for its officers of 65 later this year.

"We extend our sincerest thanks to Rich for more than 20 years of exceptional leadership," Owens commented. "During his tenure, Caterpillar has emerged as a worldwide leader in the reciprocating engine and industrial gas turbine industries. Most recently, Rich presided over the successful introduction of Caterpillar's breakthrough ACERT™ engine technology. We wish him all the best in retirement."

As announced in December 2003, Donald M. Ings, vice president of Caterpillar's Building Construction Products (BCP) Division, also will retire effective July 1. Ings joined Caterpillar in 1970 as an engineer for Solar Turbines Incorporated and held a variety of positions in engineering and manufacturing. He served as Caterpillar vice president and president of Solar Turbines from 1993 until he moved to his current role in 1998.

"Don has provided more than 30 years of vision and expertise, most recently playing an integral role in helping Caterpillar diversify its business with smaller machines for the building construction equipment and rental markets," Owens said.

Levenick Named Group President; Beeler, Lavin to Lead Asia Pacific Division

Caterpillar's Board of Directors has named Stuart L. Levenick group president and Executive Office member. Levenick currently is vice president of Caterpillar's Asia Pacific Division. Levenick joined Caterpillar in 1977 in sales development. He brings to his new role a strong background in marketing and general management, as well as broad global experience in North America, Russia, Southeast Asia and Japan.

"The Asia Pacific Division represents an area of rapid growth and long-term importance for Caterpillar," Owens said. "We have elected to divide the marketing and operations responsibilities in the region among two vice presidents to reflect the growing significance of this market."

According to Owens, one vice president will serve as chairman of Shin Caterpillar Mitsubishi Ltd. and have administrative responsibility for operations in the region, including manufacturing facilities in China, India, Indonesia and Australia. Asia Pacific marketing will report to another vice president. This is similar to the structure of Caterpillar's Europe, Africa & Middle East (EAME) Division. To maintain continuity of initiatives currently underway in Asia, both of these vice presidents will report to Group President Levenick.

The Board elected Rodney C. Beeler as vice president of marketing for the Asia Pacific Division, based in Singapore. Beeler brings a diversity of global marketing experiences, including assignments in North America, Australia and Europe. He currently serves as global champion of Caterpillar's growing Rental Services business, as well as general manager of the company's successful North American Rental business.

Richard P. Lavin will serve as chairman of Shin Caterpillar Mitsubishi Ltd. and assume oversight of operations for the Asia Pacific Division. He will be based in Tokyo. For the past two years, Lavin has led Caterpillar's people initiatives as vice president of the Human Services Division. He joined the company as an attorney in 1984. Lavin is a broad-based business leader, with experience in legal, marketing, product management and service center operations. His career has taken him around the world, with previous assignments in Hong Kong and India.

Banwart, Rapp Accept New Responsibilities

Sidney C. Banwart, vice president of Caterpillar's Systems + Processes Division, will replace Lavin as head of the company's Human Services Division. Banwart joined Caterpillar as an engineer in 1968. He has demonstrated a breadth of leadership in assignments in North America, Korea and Mexico. Banwart previously served as vice president of Caterpillar's Technical Services Division and Component Products Division. In his current position, he has been an effective and innovative steward of the company's systems and processes.

Edward J. Rapp, currently vice president of EAME marketing, will become vice president of Caterpillar's Building Construction Products (BCP) Division, based in Cary, N.C. Rapp brings a strong international background in marketing, finance and business. His emphasis on process improvement will be essential to the growing success of the BCP product portfolio. Since joining Caterpillar as a pricing/scheduling analyst in 1979, Rapp has worked in several worldwide locations including North America, Africa and Europe.

Fellin, Heller Named Vice Presidents

The Board of Directors has named Paolo Fellin, currently industry manager for Caterpillar's North American Commercial Division (NACD), vice president of EAME marketing to replace Rapp. Fellin joined Caterpillar as a sales trainee in 1980. With broad experience in sales, marketing, product management and general management, he has spent the majority of his career in locations throughout Europe and Africa. Prior to accepting his current position in 2003, he was general manager of Caterpillar Work Tools & Services in Kansas City, Kansas.

John S. Heller, currently director of Caterpillar's Global Information Technology (IT) Solutions group, has been named vice president of the company's Systems + Processes Division and chief information officer. Heller is an experienced IT professional with broad international and functional experience. Since joining Caterpillar in 1973, he has held a variety of positions managing IT support for finance, manufacturing, marketing and dealer systems in Europe and North America. As director of Global IT Solutions, Heller currently leads the largest group within the Systems + Processes Division.

All of the new appointments will be effective July 1, 2004.

For more than 75 years, Caterpillar Inc. has been building the world's infrastructure and, in partnership with its worldwide dealer network, is driving positive and sustainable change in every continent. With 2003 sales and revenues of $22.76 billion, Caterpillar is a technology leader and the world's leading manufacturer of construction and mining equipment, clean diesel and natural gas engines and industrial gas turbines. More information is available at www.cat.com.

For more information, contact:

Kelly Wojda                                                                                  Lori T. Porter
Corporate Public Affairs                                                                Corporate Public Affairs
(309) 675-1307                                                                              (309) 675-5813
wojda_kelly_g@cat.com                                                               ltporter@cat.com

Biographical Information

Sidney C. Banwart

Sid Banwart, Caterpillar's chief information officer, serves as vice president for the Systems + Processes Division. He has responsibility for the corporation's information technology, dealer business systems, e-business and implementation of 6 Sigma.

Banwart joined Caterpillar in 1968 as a development engineer for the East Peoria, Ill., facility. He held a variety of engineering and management positions until 1986 when he became the manager of quality control and engineering for the Caterpillar subsidiary in Mexico, where he also served as the manager of technical services.

He returned to the United States in 1989, serving in subsequent positions as the quality control manager at the Aurora, Ill., facility, the technical resources manager at the Decatur, Ill., facility and the motor grader product manager in Decatur.

Banwart became general manager of the Large Engine Center in Lafayette, Ind., in 1995. He was elected a vice president in October 1997 and appointed to head the company's Technical Services Division. He moved to the Component Products Division in 1998 and was named to his current position in 2000.

Banwart holds a degree in chemical engineering from Iowa State University and an executive MBA from the University of Illinois. He graduated from Duke University's Advanced Management Program and the Business & Public Policy Program at Brookings Institute.

Banwart is on the board of directors of Caterpillar dealer Carter Machinery, Salem, Va., and The Weitz Company, Des Moines, Iowa. He serves on advisory councils to the Accreditation Board for Engineering and Technology (ABET) and the Carnegie Mellon University College of Engineering. He is also a member of the Board of Trustees of Knox College, Galesburg, Ill. In the Peoria, Ill., area, he serves on the boards of the Heartland Water Resources Council, Lakeview Museum, the Institute of Physical Medicine & Rehabilitation and the Peoria Symphony Orchestra.

Rodney C. Beeler

Rodney C. Beeler is manager of the Rental and Used Equipment Services Department for Caterpillar's North American Commercial Division. In addition to administrative responsibility for rental operations in North America, Beeler is the global champion for Caterpillar's efforts to extend its worldwide rental leadership position.

Beeler joined Caterpillar as a parts sales trainee in 1979. During the next 10 years, he held a number of sales and support positions in product support, sales and service and in machine sales. In 1993, he became district manager for Caterpillar of Australia Ltd. in Perth and in 1995 assumed similar responsibilities in Sydney. From 1998 to 2000, he held marketing management positions for Caterpillar Overseas S.A. in Geneva, Switzerland. He assumed his current position in 2000.

Beeler holds a Bachelor's degree in Business Administration from the University of Kansas. He also has completed the Caterpillar Advanced Management Program and the Carnegie Mellon Executive Program.

Paolo Fellin

Paolo Fellin is industry manager for Caterpillar's North American Commercial Division (NACD). Reporting to him are the Heavy Industries, General Construction, Paving, Forestry, Industrial, Work Tools and Governmental sectors of the company's North American marketing division.

Fellin joined Caterpillar in 1980 as part of the company's European operations in Geneva, Switzerland. He has held positions in sales and marketing, product development and operations in Europe, Africa-Middle East and North America. In 1992 Fellin became product manager for Caterpillar's small track hydraulic excavator, based in Grenoble, France. He then spent three years as wheel loaders product manager in Belgium before being named general manager of Caterpillar Work Tools and Services in Kansas City, Kansas, in 1999. He was named to his current position in 2003.

Fellin speaks four languages. He holds a Bachelor's degree in Marketing and a Masters in Business Administration from the University of Wisconsin at Madison and is a graduate of the Advanced Executive Program at Kellogg Graduate Business School at Northwestern University.

John S. Heller

John Heller is director of Caterpillar's Global Information Technology Solutions, the largest division of the company's Systems + Processes Division. Global IT Solutions provides technical development and support services for Caterpillar and selected organizations across the company's extended enterprise.

Heller joined Caterpillar in 1973, holding a variety of accounting, manufacturing and planning positions at the Decatur, Ill., manufacturing facility. The majority of his more than 30-year career with the company has focused on information technology, including support for finance, manufacturing, marketing and dealer systems. He spent three years as a division information systems manager in Geneva, Switzerland, before returning to the U.S. in technology management assignments with Caterpillar's Corporate Services and Engine Products divisions. He was appointed to his current position in 2001.

Heller earned a Bachelor's degree in Business Administration from Millikin University, Decatur, Ill., and a Master's of Business Administration from the University of Illinois at Urbana. He also has completed the Caterpillar Advanced Management Program.

Heller is a past member of the University of Illinois Executive MBA Board. He is certified in production and inventory management and a member of the American Production and Inventory Control Society. He also chairs the Internet 2 implementation for Peoria NEXT.

Donald M. Ings

Don Ings is a vice president of Caterpillar Inc. with administrative responsibility for the Building Construction Products (BCP) Division, headquartered in Cary, N.C.

Ings joined Solar Turbines Incorporated, a wholly owned Caterpillar subsidiary based in San Diego, California, in 1970 as an engineer. From 1976 through 1982 he managed a number of engineering, packaging and customer project groups for the company. In 1982 he was named operations manager of the Kearny Mesa facility. In 1984 he was named vice president of manufacturing for Solar, and the following year became director of operations. He was named vice president and general manager of Solar in 1988.

Ings served as plant manager of Caterpillar's York, Pennsylvania., manufacturing facility from 1989 to 1993. He was elected a Caterpillar vice president and president of Solar in 1993, a position he held until assuming his current post in November 1998.

Ings is a graduate of the Rose-Hulman Institute of Technology and completed the Brookings Institute program Understanding Federal Government Operations. In 1999, he was awarded an honorary Doctorate of Engineering from the Rose-Hulman Institute of Technology.

In Raleigh, Ings serves on the Board of the Greater Raleigh Chamber of Commerce, and is a member of the Advisory Board to the School of Management for N.C. State University. He is a member and past chairman of the Foundation Coalition National Advisory Board representing Rose-Hulman Institute of Technology.

Richard P. Lavin

Rich Lavin is a vice president of Caterpillar Inc. with administrative responsibility for the Human Services Division, including Caterpillar University, Compensation + Benefits, Corporate Medical, Corporate Public Affairs, Corporate Security & Aviation Services, Human Relations, Global H.R. Shared Services and Succession Management.

He joined the company in 1984 as an attorney in the legal department. He served in numerous positions in the company's Asian and Latin American operations and was a product manager in Track-Type Tractors. He served as director of Corporate Human Relations from 1998-99 when he was named director of Compensation + Benefits with worldwide responsibility for the company's pay and benefits programs.

Lavin has a bachelor's degree from Western Illinois University and law degrees from Creighton University and Georgetown University. He also completed a Brookings Institute program.

Stuart L. Levenick

Stu Levenick is vice president of Caterpillar's Asia Pacific Division with administrative responsibility for Caterpillar Asia Pte. Ltd.; Caterpillar of Australia Ltd.; Caterpillar China Investment Co. Ltd.; Caterpillar India Private Ltd.; Caterpillar Power Systems Inc. and P.T. Natra Raya. Levenick also serves as chairman of Shin Caterpillar Mitsubishi Ltd. (SCM) - a Tokyo, Japan-based joint venture between Caterpillar and Mitsubishi Heavy Industries Ltd.

Levenick joined Caterpillar in sales development in 1977. After serving in various management positions, he became a division manager in 1989, regional manager for Cat Asia Pte. Ltd. in 1995 and general manager for company operations in the Commonwealth of Independent States (CIS) in 1998. He was elected vice president and assumed his current position in 2001.

Levenick graduated from the University of Illinois with a Bachelor of Science degree in forestry and is a Sloan Fellow with a Master of Science degree in management from the Massachusetts Institute of Technology. He is a member of the U.S.-Japan Business Council.

Edward J. Rapp

Ed Rapp is a vice president with administrative responsibility for marketing in Europe, Africa, the Middle East and the Commonwealth of Independent States.

He joined Caterpillar as a pricing analyst in 1979. Over the next 10 years, he held a number of positions related to pricing and production scheduling. He was promoted subsequently into the North American Commercial Division (NACD) in 1987, where he was the division manager of Planning Support before becoming district manager in the San Francisco district in 1990.

In 1993, Rapp became the area manager in Johannesburg, South Africa, part of the Africa-Middle East Region for Caterpillar Overseas S.A. (COSA). In 1995, he became department manager in Building Construction Products for COSA before becoming COSA regional manager in 1998. Rapp was elected vice president and named to his current position in late 2000.

He has a Bachelor's degree in finance from the University of Missouri-Columbia and is a graduate of the University of Illinois Executive Development program. He is a board member and vice president of the Swiss/American Chamber of Commerce, as well as a board member of the European Excavator Design Center

Richard L. Thompson

Rich Thompson is a group president and Executive Office member of Caterpillar Inc. He has administrative responsibility for Caterpillar's gas turbine and reciprocating engine businesses as well as corporate research and development activities.

Thompson began his career with Caterpillar in 1983 as vice president of Customer Services at Solar Turbines Incorporated, a wholly owned subsidiary of Caterpillar located in San Diego, California. Solar manufactures gas turbines. He was elected a Caterpillar vice president in 1989 when he became president of Solar, a position he held until 1990 when he assumed leadership of the Engine Division. Thompson assumed his current position in 1995.

Thompson came to Caterpillar from RTE Corporation, a Wisconsin-based electronics firm, where he was marketing vice president. Prior to that, he held numerous positions at General Electric.

Thompson has a Bachelor's degree in electrical engineering and a Master's degree in business administration from Stanford University. He graduated from the Caterpillar Advanced Management Program in 1988. He is on the boards of Lennox International Inc., Dallas, Texas; Gardner Denver, Inc., Quincy, Illinois.; the National Association of Manufacturers, Washington, D.C., and Proctor Community Hospital, Peoria, Illinois.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

April 15, 2004	By:	/s/James B. Buda
James B. Buda
Vice President